                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-A



                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          ABOVENET COMMUNICATIONS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                                             77-0424796

          (STATE OF                                          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)


 50 W. San Fernando Street, Suite 1010
       San Jose, California                                       95113

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

If this form relates to the registration of a class of              If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange                securities pursuant to Section 12(g) of the Exchange
Act and is effective pursuant to General Instruction                Act and is effective pursuant to General Instruction
A.(c), please check the following box.  / /                         A.(d), please check the following box.  /X/

SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:   333-63141
                                                                              -------------
                                                                              (IF APPLICABLE)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

     TITLE OF EACH CLASS                       NAME OF EACH EXCHANGE ON WHICH
     TO BE SO REGISTERED                       EACH CLASS IS TO BE REGISTERED
       Not Applicable                                   Not Applicable

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                         COMMON STOCK, $0.001 PAR VALUE

                                (TITLE OF CLASS)

ITEM 1.   Description of Registrant's Securities to be Registered.

          Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-63141).

ITEM 2.   Exhibits.

          EXHIBIT
          NUMBER             DESCRIPTION

           3.2*              Amended and Restated Certificate of Incorporation of the Registrant.

           3.3*              Form of Second Amended and Restated Certificate of Incorporation.

           3.4*              Form of Third Amended and Restated Certificate of Incorporation.

           3.5*              Form of Bylaws of the Registrant.

           4.2*              Specimen certificate representing shares of Common Stock of the
                             Registrant.

           4.3*              Amended and Restated Investors' Rights Agreement.


* Incorporated herein by reference to the exhibits of the same number in the Registrant's Registration Statement on Form S-1.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                       ABOVENET COMMUNICATIONS INC.



Date: November 16, 1998                By: /s/ WARREN J. KAPLAN
                                           -------------------------------------
                                           Warren J. Kaplan
                                           President and Chief Operating Officer

                               INDEX TO EXHIBITS

Exhibit
Number         Description                                               Page No.
------         -----------                                               --------
 3.2*          Amended and Restated Certificate of Incorporation
               of the Registrant.

 3.3* Form of Second Amended and Restated Certificate of Incorporation.

 3.4* Form of Third Amended and Restated Certificate of Incorporation.

 3.5*          Form of Bylaws of the Registrant.

 4.2*          Specimen certificate representing shares of Common
               Stock of the Registrant.

 4.3*          Amended and Restated Investors' Rights Agreement.


* Incorporated herein by reference to the exhibits of the same number in the Registrant's Registration Statement on Form S-1.